May 7, 2001

                        The Threshold Advisor Funds, Inc.

                     Threshold Advisor Small-Cap Value Fund
                         Threshold Advisor Mid-Cap Fund
                                   Prospectus
                             Dated January 12, 2001

        The Board of Directors of The Threshold Advisor Funds has determined to redeem all outstanding shares of the Small-Cap Value Fund and all outstanding shares of the Mid-Cap Fund. This determination was made because the Adviser to the Fund terminated its Investment Adviser Agreement.

        Each Fund will be shut down May 7, 2001. Effective immedately, each Fund will no longer pursue its stated investment objective and instead will begin liquidating its portfolio and investing in cash equivalents, money market funds and demand deposit accounts.

        Kennedy Capital Managment, the Adviser to the Fund, has advised the Fund that such shareholder will receive a redemption check in the amount of their investment including any dividends, realized capital gains and any sales charge paid.

        Each shareholder will be amiled a redemption check with a transaction confirmation as soon as practicable. The confirmation will itemize the return of the initial investment, dividends and capital gains. Shares of the Fund are no longer available for purchase.

Supplement dated May 7, 2001